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                                                                    EXHIBIT 23.1



                        Consent of Independent Auditors


We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated February 23, 2001, in the Registration Statement (Form S-3) and related Prospectus of Stericycle, Inc. dated August 29, 2001.


                                             /s/ Ernst & Young LLP

Chicago, Illinois
August 28, 2001